Other gain	12 Months Ended
Mar. 31, 2018
Other Nonoperating Income (Expense) [Abstract]
Other gain
Other gain
Other gain consisted of the following:

	Year ended March 31,
	2018	2017	2016
Government grants	$1,423	$3,415	$2,885
Sublease	1,211	958	997
Buyout fee	360	549	—
Loss on disposal of fixed assets	(489)	(233)	(42)
Other gain	268	430	107
Total other gain, net	$2,773	$5,119	$3,947

During the year ended March 31, 2018, the Group either received cash or guaranteed cash receipts under 5 government grants across multiple jurisdictions in a total amount of $1,825, out of which $1,423 was recognized in other gain. The grants require certain investments in creation and maintaining new workplaces as well as certain capital expenditure during certain periods of up to year 2021. The Group recognizes grants received as other non-operating income based on the evidence that the company has fulfilled the grant's requirements.